COHEN & STEERS REAL ASSETS FUND, INC.

(the “Fund”)

Class A (RAPAX), Class C (RAPCX), Class I (RAPIX), Class R (RAPRX) and Class Z

(RAPZX) Shares

Supplement dated June 21, 2013 to

Summary Prospectuses dated April 22, 2013, as amended April 29, 2013 and Prospectuses dated May 1, 2013

Termination of Subadvisor

The Board of Directors of the Fund has approved the termination of the Fund’s subadvisory agreement with Investec Asset Management US Ltd. effective at the close of business on July 29, 2013. Cohen & Steers Capital Management, Inc., the Fund’s investment advisor, will manage the Fund’s allocation to natural resource companies beginning July 29, 2013.

Accordingly, effective July 29, 2013, all references to Investec Asset Management US Ltd. as a subadvisor to the Fund in each Summary Prospectus and Prospectus are hereby deleted and the following changes will go into effect:

The information below supplements and replaces the information in the “Natural Resource Companies” section on page 6 of the Prospectuses and page 3 of the Summary Prospectuses:

The Fund will gain exposure to natural resource companies by investing in securities of U.S. and non-U.S. companies with substantial natural resource assets or whose business activities are related to natural resource assets. Such securities may include, for example, common stocks and other equity securities, preferred securities and debt securities, or other securities or instruments. Natural resources may include materials with economic value that are derived from natural sources, either directly or indirectly, such as precious metals (e.g., gold, platinum, palladium or silver), non-precious metals (e.g., copper, zinc or iron ore), fuels (e.g., oil, natural gas or coal), minerals, timber and forestry products, food and agricultural products (e.g., fertilizer), farm machinery and chemicals. Natural resource companies are primarily involved in exploring for, mining, extracting, producing, processing, transporting, or otherwise developing or providing goods and services with respect to, a natural resource or are companies which provide services to such companies, such as equipment manufacturers.

The Fund may invest in natural resource companies of any market capitalization and in any geographic region. The Fund also may participate in the IPO market of securities issued by natural resource companies.

The information below supplements and replaces the information in the “Investment Management” section on page 13 of the Prospectuses and page 7 of the Summary Prospectuses:

Sub-Advisors

Cohen & Steers Asia Limited (“CNS Asia”)

Cohen & Steers UK Limited (“CNS UK”)

Portfolio Managers

The Fund’s portfolio managers are:

•	Joseph M. Harvey—Vice President of the Fund. Mr. Harvey has been a portfolio manager of the Fund since inception.

•	Yigal Jhirad—Vice President of the Fund. Mr. Jhirad has been a portfolio manager of the Fund since inception.

•	William F. Scapell—Vice President of the Fund. Mr. Scapell has been a portfolio manager of the Fund since inception.

•	Jon Cheigh—Vice President of the Fund. Mr. Cheigh has been a portfolio manager of the Fund since 2012.

•	Jason Yablon—Vice President of the Fund. Mr. Yablon has been a portfolio manager of the Fund since inception.

•	Nick Koutsoftas—Mr. Koutsoftas has been a portfolio manager of the Fund since 2013.

•	Ben Ross—Mr. Ross has been a portfolio manager of the Fund since 2013.

•	Christopher Rhine—Mr. Rhine has been a portfolio manager of the Fund since 2013.

•	Elaine Zaharis-Nikas—Ms. Zaharis-Nikas has been a portfolio manager of the Fund since 2012.

•	Robert Becker—Mr. Becker has been a portfolio manager of the Fund since inception.

•	Ben Morton—Mr. Morton has been a portfolio manager of the Fund since inception.

The information below supplements and replaces the information in the “Principal Investment Strategies– Investment Process–Natural Resources” section of the Prospectuses:

The Fund’s allocation to natural resource companies is managed by the Advisor. In selecting the Fund’s investments in natural resource companies, the Advisor researches countries, industries, sectors or companies to identify potential investment targets. The Advisor applies quantitative and qualitative analysis to a universe of U.S. and non-U.S. natural resource companies of any market capitalization, including those located in emerging market countries. Proprietary screening tools are used to identify quantitative characteristics such as return on capital, cash flows, and balance sheet strength. The Advisor conducts in-depth bottom-up analysis on those companies which meet the initial criteria. The Advisor analyzes financial statements, evaluates management and corporate governance structures, and determines an outlook for a particular company or industry.

The information below supplements and replaces the information in the “Management of the Fund – Portfolio Managers” section of the Prospectuses:

PORTFOLIO MANAGERS

The Fund’s portfolio managers are:

•

Joseph M. Harvey—Mr. Harvey is a vice president of the Fund. He joined the Advisor in 1992 and currently serves as president of the Advisor and CNS. Mr. Harvey also is the Advisor’s global chief investment officer.

•

Yigal D. Jhirad—Mr. Jhirad is a vice president of the Fund. Mr. Jhirad joined the Advisor in 2007 as a senior vice president, portfolio manager and director of quantitative strategies. Prior to joining the Advisor, Mr. Jhirad was an executive director in the institutional equities division of Morgan Stanley heading the portfolio and derivatives strategies effort where he was involved in developing, implementing and marketing quantitative and derivatives products to institutional clients.

•

William S. Scapell—Mr. Scapell is a vice president of the Fund. Mr. Scapell joined the Advisor in 2003 and currently serves as senior vice president of the Advisor and CNS. Prior to joining the Advisor, Mr. Scapell was a director in the fixed-income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Mr. Scapell is a Chartered Financial Analyst.

•

Jon Cheigh—Mr. Cheigh is a vice president of the Fund. Mr. Cheigh joined the Advisor in 2005 and currently serves as executive vice president of the Advisor and CNS, and head of the global real estate investment team. Prior to joining the Advisor, Mr. Cheigh was a vice president and senior research analyst for Security Capital Group.

•

Jason Yablon—Mr. Yablon is a vice president of the Advisor. He has been with the Advisor since 2004. Prior to joining the Advisor, he was a research analyst at Morgan Stanley where he covered the real estate sector.

•

Nick Koutsoftas—Mr. Koutsoftas joined the Advisor in 2013 and currently serves as senior vice president of the Advisor and CNS. Mr. Koutsoftas was previously senior vice president and co-portfolio manager at GE Asset Management (“GEAM”), as head of the Active Commodities strategy since its 2006 inception. He joined GEAM in 1999 and began his career at GE in 1995. Mr. Koutsoftas has a BS degree from University of Massachusetts at Amherst and an MBA from NYU Stern School of Business.

•

Ben Ross—Mr. Ross joined the Advisor in 2013 and currently serves as senior vice president of the Advisor and CNS. Previously at GEAM, Mr. Ross was co-portfolio manager of the GE Active Commodities strategy since inception. Earlier, Mr. Ross was a Senior Trader at GEAM, leading the international equity trading desk. Before joining GE in 1996, he worked at State Street Bank & Trust. Mr. Ross has a BS from Northeastern University.

•

Christopher Rhine—Mr. Rhine joined the Advisor in 2012 and currently serves as vice president of the Advisor and CNS. Previously, Mr. Rhine was a vice president with Blackrock’s global equity research and portfolio management team, specializing in the global industrials, materials and energy sectors. Mr. Rhine has an MBA from New York University and a BS from Drexel University. He is based in Seattle.

•

Elaine Zaharis-Nikas—Ms. Zaharis-Nikas has been with the Advisor since 2003 and currently serves as vice president, portfolio manager and research analyst for preferred securities portfolios specializing in foreign banks and global insurance companies, as well as media and telecommunications companies. Prior to joining the Advisor in 2003, Ms. Zaharis-Nikas worked at J.P. Morgan Chase for five-years as a credit analyst and J.P. Morgan for three-years as an internal auditor. Ms. Zaharis-Nikas has a BS degree from New York University.

•

Robert Becker—Mr. Becker joined the Advisor in 2003 and currently serves as senior vice president of the Advisor and CNS. Prior to joining the Advisor, Mr. Becker was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.

•

Ben Morton—Mr. Morton joined the Advisor in 2003 as a research analyst covering utilities, and currently serves as senior vice president of the Advisor and CNS. Prior to joining the Advisor, Mr. Morton was a research associate at Citigroup.

The Advisor utilizes a team-based approach and Mr. Harvey is the leader of this team.

Messrs. Cheigh and Yablon direct and supervise the execution of the Fund’s investment strategy with respect to the Fund’s global real estate investments, and lead and guide the other members of the investment team.

Mr. Scapell and Ms. Zaharis-Nikas direct and supervise the execution of the Fund’s investment strategy with respect to the Fund’s investments in preferred securities, fixed income securities and foreign currencies.

Messrs. Koutsoftas and Ross direct and supervise the execution of the Fund’s investment strategy with respect to the Fund’s commodities investments.

Mr. Rhine directs and supervises the execution of the Fund’s investments in natural resources companies.

Messrs. Becker and Morton direct and supervise the execution of the Fund’s investment strategy with respect to the Fund’s investments in infrastructure companies.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

RAFSUPACIRZ-0613

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